Guaranty Bancorp℠

Sandler O'Neill + Partners, L.P.

2014 West Coast Financial Services Conference

Phoenix, AZ
March 11, 2014



Forward Looking Statements

This presentation contains forward-looking statements, which are included in accordance with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "could," "can," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of such terms and other comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: failure to maintain adequate levels of capital and liquidity to support Company's operations; general economic and business conditions in those areas in which the Company operates; success or lack of success of any future acquisitions; demographic changes; competition; fluctuations in interest rates; continued ability to attract and employ qualified personnel; ability to receive regulatory approval for our bank subsidiary to declare or pay dividends to the Company; adequacy of our allowance for loan losses, changes in credit quality and the effect of credit quality on our provision for credit losses and allowance for loan losses; changes in governmental legislation or regulation, including, but not limited to, any increase in FDIC insurance premiums and regulatory capital standards; changes in accounting policies and practices; changes in business strategy or development plans; changes in the securities markets; changes in consumer spending, borrowing and savings habits; the availability of capital from private or government sources; competition for loans and deposits and failure to attract or retain loans and deposits; changes in the financial performance and/or condition of our borrowers and the ability of our borrowers to perform under the terms of their loans and other terms of credit agreements; political instability, acts of war or terrorism and natural disasters; and additional "Risk Factors" referenced in the Company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, (the "SEC") as supplemented from time to time. When relying on forward-looking statements to make decisions with respect to the Company, investors and others are cautioned to consider these and other risks and uncertainties. The Company can give no assurance that any goal or plan or expectation set forth in a forward-looking statement can be achieved and readers are cautioned not to place undue reliance on such statements, which speak only as of the date made. The forward-looking statements are made as of the date of these materials, and the Company does not intend, and assumes no obligation, to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

Investors and security holders are urged to read the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by the Company with the SEC. The documents filed by the Company with the SEC may be obtained at the Company's website at www.gbnk.com or at the SEC's website at www.sec.gov. These documents may also be obtained free of charge from the Company by directing a request to: Guaranty Bancorp, 1331 Seventeenth St., Suite 345, Denver, CO 80202, Attention: Christopher Treece/Investor Relations; Telephone 303-675-1194.

About Us – Guaranty Bancorp

Recent Price	$	14.78[1]
Tangible Book Value Per Share	$	8.58[2]
Price to last twelve month (LTM) earnings		22.1x[1]
Price to 2014 consensus earnings		20.0x[1,3]
Price to Tangible Book Value Per Share		1.72x
2013 earnings per share (EPS) (Basic)	$	0.67
February 25, 2014 Quarterly Per Share Dividend Payment	$	0.05
Market Capitalization:	$	314.9 million [1, 4]

Two Year GBNK Stock Performance vs. NASDAQ Bank Index



90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
(10.00)
March-12
June-12
September-12
December-12
March-13
June-13
September-13
December-13
March-14
GBNK (+78.32%)
NASDAQ Bank (+52.77%)

[1] Based on March 5, 2014 closing price.
[2] See the accompanying reconciliation of non-GAAP measurements to GAAP.
[3] NASDAQ consensus of 2014 analyst earnings expectations as of January 31, 2014 reported as $0.74 per share.
[4] Based on 21,303,707 shares outstanding (voting and non-voting) on December 31, 2013.

GUARANTY BANCORP℠

About Us – Guaranty Bancorp



$15.00
$13.00
$11.00
$9.00
$7.00
$5.00
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
Stock Price
Tangible Book Value Per Share

GUARANTY BANCORP℠

About Us – Guaranty Bancorp

Guaranty Bancorp is uniquely positioned in the Colorado market:

- Strategically located on the thriving Colorado Front Range, which encompasses 85% of the state's population
- Asset Size: $1.9 billion
- Gross Loans: $1.3 billion
- Total Deposits: $1.5 billion
- Assets under Management (AUM): $463 million



Windsor
Milliken
Mead
Platteville
Lyons
Niwot
Erie
Fort Lupton
Keenesburg
Lafayette
Westminster
Commerce City
Wheat Ridge
Aurora
Lakewood
Englewood
Littleton
Centennial
Parker
Evergreen
Conifer
Pine
Kiowa
Estes Park
Nederland
Central City
Georgetown
Silverthorne
Frisco
Breckenridge
Vail
Avon
Eagle
Kremmling
Toponas
Bond
Steamboat Springs
Hot Sulphur Springs
Rabbit Ears Range
Evans

GUARANTY BANCORP℠

Investment Considerations

- **Positive pre-tax operating earnings trend**
  - Fourth quarter 2013 net interest margin of 3.65% reflected a 2 basis point (bp) improvement from third quarter 2013
  - Fourth quarter 2013 return on average assets (ROAA) of 85 bps compared to an ROAA of 81 bps in third quarter 2013 and an ROAA of 67 bps in fourth quarter 2012
- **Recently approved increase in our quarterly cash dividends to 5 cents per share**
  - Equates to a dividend yield of approximately 1.35%
- **Continued loan growth momentum**
  - 2013 net loan growth of 14.0% as compared to 2012 net loan growth of 5.5%
  - 2013 net commercial loan growth of 14.6%
- **Strong asset quality (*ratios as of December 31, 2013*)**
  - Nonperforming loans to total loans of 1.17%
  - Nonperforming assets to total assets of 1.04%
  - Classified asset ratio of 12.74%
  - Texas ratio of 8.71%
  - Allowance to total loans of 1.59%

Investment Considerations

- **Strong core deposit mix**
  - Noninterest bearing deposits comprised 36.9% of total deposits at December 31, 2013
  - Time deposits comprised 11.8% of total deposits at December 31, 2013
  - Fourth quarter 2013 cost of deposits of 0.16%
- **Noninterest income growth**
  - Investment advisory fees
    - AUM growth of 52.0% in 2013 recognized by Private Capital Management
    - AUM growth of 25.1% annualized in fourth quarter 2013 recognized by our Trust department
    - Total AUM at December 31, 2013 of $463.0 million compared to $342.7 million at December 31, 2012
  - Continued focus on customer swap fee income
  - Growing treasury management and customer service fees
  - Increasing premium income from the sale of Small Business Administration (SBA) guaranteed loans
  - Purchased $15 million of bank-owned life insurance in April 2013
    - Earnings are reflected as noninterest income and are tax-exempt

Investment Considerations

- **Strong capital structure supportive of future growth (*ratios as of December 31, 2013*)**
  - Tangible Common Equity Ratio of 9.60%[1]
  - Total Risk-Based Capital Ratio of 14.96%
  - Leverage Ratio of 11.49%
  - GAAP Equity Ratio of 9.91%
- **Expense management**
  - Improved tax-equivalent efficiency ratio to 63.5% in fourth quarter 2013 compared to 65.1% in third quarter and 88.1% in fourth quarter 2012
  - Redeemed $15 million of 10.47% Trust Preferred Securities in first quarter 2013 – savings of $1.6 million annually
  - Closed a total of seven branches in 2012 and 2013 with estimated annual savings of approximately $2.0 million
  - Planned consolidation of our two Loveland branches in the third quarter 2014 with an expected savings of approximately $350,000 starting in 2015, bringing our total number of branches to 26
  - Continued reduction in troubled asset related expenses
  - Review of all significant cost areas of the bank including information technology, communication, processing and occupancy to identify and implement cost saving opportunities
- **Continue to pursue bank and non-bank acquisition opportunities**

[1] See accompanying reconciliation of non-GAAP financial measurements to GAAP.

Guaranty Bancorp℠

Net Interest Income



5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
17,000
16,500
16,000
15,500
15,000
14,500
14,000
13,500
4.02%
3.65%
0.39%
0.16%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
Net Interest Income
Yield on Interest Earning Assets
Net Interest Margin
Cost of Funds*
Cost of Total Deposits

*Cost of Funds calculated as interest expense over interest bearing liabilities plus demand deposits.

GUARANTY BANCORP℠

Core Noninterest Income[1] and Tax Equivalent Efficiency Ratio[2]



4,000
3,500
3,000
2,500
2,000
1,500
76.00%
74.00%
72.00%
70.00%
68.00%
66.00%
64.00%
62.00%
60.00%
58.00%
56.00%
63.49%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
Customer Service and Other Fees
Investment Advisory Fees
Gains on SBA Loan Sales
Tax Equivalent Efficiency Ratio

[1]Core noninterest income excludes the gain or loss recognized on the sale of securities. See accompanying reconciliation of non-GAAP financial measurements to GAAP.

[2]The tax equivalent efficiency ratio excludes a $0.6 million prepayment penalty on the early redemption of high-cost trust preferred securities in first quarter 2013, a $3 million impairment charge on a single OREO property in fourth quarter 2012 and a $2.8 million impairment of long-lived assets in second quarter 2012.

GUARANTY BANCORP℠

Loan Composition

December 31, 2013

Loans by Type


CRE Other 9.5%
Residential Mortgage 3.8%
Multi Family 4.5%
Construction 9.0%
Jumbo Mortgage 8.7%
Other 3.2%
HELOC 4.3%
Commercial & Industrial 11.9%
Energy 2.9%
Owner Occupied CRE 15.3%
CRE Office 9.1%
CRE Retail & Industrial 17.8%

Loans by Line of Business


Middle Market 10.2%
Real Estate 24.1%
Energy 2.9%
Private Banking 19.8%
Consumer 7.6%
Business Banking 35.4%

GUARANTY BANCORP℠

Loan Growth



$1,350,000
$1,300,000
$1,250,000
$1,200,000
$1,150,000
$1,100,000
$1,050,000
$1,000,000
Mar - 12
Jun - 12
Sep -12
Dec - 12
Mar - 13
Jun-13
Sep - 13
Dec - 13
Total Loans

Guaranty Bancorp℠

Classified Assets



40%
35%
30%
25%
20%
15%
10%
5%
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
12.74%
8.71%
Total Adversely Classified Assets to Tier 1 Capital plus ALLL
Texas Ratio

Note: Classified Assets / Tier 1 Capital + allowance for loan losses (ALLL) is computed for our subsidiary bank, Guaranty Bank and Trust Company.

GUARANTY BANCORP℠

Deposit Composition

December 31, 2013

Deposits by Type



Savings 7.3%
Money Market 21.3%
Time Deposit 11.8%
Interest-bearing Demand and NOW 22.7%
Noninterest-bearing 36.9%

Deposits by Business Line



Energy 6.2%
Real Estate 4.8%
Private Banking 18.8%
Middle Market 2.2%
Business Banking 23.7%
Consumer 44.3%

GUARANTY BANCORP℠

Deposit Levels


1,550,000,000
1,500,000,000
1,450,000,000
1,400,000,000
1,350,000,000
1,300,000,000
1,250,000,000
1,200,000,000
0.25%
0.24%
0.23%
0.22%
0.21%
0.20%
0.19%
0.18%
0.17%
0.16%
0.15%
Mar - 12
Jun - 12
Sep -12
Dec - 12
Mar - 13
Jun-13
Sep - 13
Dec - 13
Total Deposits
Cost of Deposits

GUARANTY BANCORP℠

Quarterly Financial Statement Summary (in thousands)

Income Statement	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13
Net Interest Income	$ 15,300	$ 15,383	$ 14,511	$ 15,217	$ 15,378	$ 15,739	$ 16,062	$ 16,391
Provision for Loan Losses	1,000	500	-	(3,500)[2]	-	-	142	154
Noninterest Income	3,099	2,911	3,815	3,766	2,950	3,711	3,664	3,474
Noninterest Expense	14,482	17,516[1]	14,194	17,922[2]	15,192	13,879	13,936	13,681
Tax Expense (Benefit)	-	(5,914)[1]	1,302	1,441	864	1,753	1,797	1,942
Net Income	**$ 2,917**	**$ 6,192**	**$ 2,830**	**$ 3,120**	**$ 2,272**	**$ 3,818**	**$ 3,851**	**$ 4,088**

Balance Sheet	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13
Cash and Equivalents	$ 105,273	$ 142,133	$ 167,823	$ 171,217	$ 60,891	$ 35,613	$ 33,465	$ 28,077
Investments	401,357	398,151	436,386	458,927	512,188	484,971	471,257	442,300
Loans	1,109,897	1,110,161	1,118,968	1,158,749	1,180,607	1,240,555	1,293,252	1,320,424
Allowance for Loan Losses	(30,075)	(29,307)	(28,597)	(25,142)	(24,060)	(20,218)	(20,450)	(21,005)
Other Assets	129,992	129,401	140,398	123,187	107,214	125,207	118,667	141,236
Total Assets	**$1,716,444**	**$1,750,539**	**$1,834,978**	**$1,886,938**	**$1,836,840**	**$1,866,128**	**$1,896,191**	**$1,911,032**
Deposits	$1,338,928	$1,378,937	$1,395,096	$1,454,756	$1,442,317	$1,449,251	$1,482,515	$1,528,457
Other Liabilities	203,243	191,481	254,809	243,982	204,981	231,553	225,408	193,181
Total Liabilities	$1,542,171	$1,570,418	$1,649,905	$1,698,738	$1,647,298	$1,680,804	$1,707,923	$1,721,638
Stockholders' Equity	$174,273	$180,121	$185,073	$188,200	$189,542	$185,324	$188,268	$189,394
Total Liabilities and Stockholders' Equity	**$1,716,444**	**$1,750,539**	**$1,834,978**	**$1,886,938**	**$1,836,840**	**$1,866,128**	**$1,896,191**	**$1,911,032**

[1] Second quarter 2012 the Company recognized a $2.8 million branch closure impairment in addition to a $5.9 million reversal of its deferred tax asset valuation allowance.

[2] Fourth quarter 2012 the Company recognized a $3.5 million credit provision as a result of reduced credit risk in the loan portfolio and a $3.0 million write-down on the Company's largest OREO property.

GUARANTY BANCORP℠

Colorado Market

Market Data

Demographics	Colorado	National
Current Population (2013 estimate)[1]	5,268,000	316,129,000
Historical Population Change (April 2010-July 2013)[1]	4.8%	2.4%
Projected Population Change (2010-2015)[1]	7.8%	3.9%
Median Household Income (2007-2011)[1]	$58,244	$53,046
Projected Household Income Change (2010-2015)[1]	14.6%	12.4%
January 2014 Unemployment Rate[2]	**6.2%**	6.6%

Unemployment Rate by Metropolitan Statistical Area (MSA)

MSA[2]	12/31/2013	12/31/2012
Denver - Aurora	5.8%	7.4%
Boulder	4.4%	5.5%
Ft. Collins - Loveland	4.8%	6.0%

[1] US Census Bureau
[2] Bureau of Labor Statistics

Guaranty Bancorp℠

Market Data

- **Business Climate**
  - Colorado is the seventh top state for business – CNBC 2013
  - Colorado ranks fifth overall in the Forbes "Best States for Business and Careers" report – Forbes 2013
  - Denver ranks third overall in best cities for small business – Business Journals 2013
  - Boulder was ranked first for its high-tech startup concentration at 6.3 times the national average – Ewing Marion Kauffman Foundation 2013
  - Metro Denver experienced a 16.7% increase in home sales in 2013 compared to 2012, with the average sales price of homes climbing 9.4% during 2013 compared to 2012 – Metro Denver Economic Development Corporation
  - A Colorado site is expected to be designated as a hub for the national digital manufacturing institute and receive a federal grant of $10 million – Denver Business Journal 2014
  - Denver is the best U.S. city for small business employees – CardHub.com 2013
  - Denver is the 6th best U.S. city for college graduates seeking employment – CareerBuilder 2013
  - Colorado ranks fourth in the creation of new companies – Metro Denver Economic Development Council 2013
  - Denver's nine county metro region employs the most aerospace workers of any of the 50 largest metropolitan areas - Cassidy Turley 2013

Guaranty Bancorp℠

Market Data

- **Growth**
  - Denver is the second fastest growing large city in the country – US Census Bureau 2013
  - The Denver office market experienced its fifth consecutive quarter of decreasing vacancy and reached a five year low of 11.6% in the fourth quarter 2013 – Fourth Quarter 2013 Cassidy Turley Office Market Snapshot
  - Denver is one of five markets that have reached or surpassed pre-recession rental rates – Third Quarter 2013 Denver Office Market Trends Newmark, Grubb, Knight, Frank
  - Current Downtown Denver development projects include: Union Station redevelopment, 16th Street mall renovation and multiple multi-use development projects.
  - Colorado's 2013 employment grew by 54,600 jobs or 2.4% outpacing the 2013 national employment growth of 1.6% – Metro Denver Economic Development Council 2013
  - During 2013 950,000 square feet of office space in Metro Denver was built-out which resulted in a 9.2% increase in commercial office space – Metro Denver Economic Development Council 2013
- **Highly Educated Workforce**
  - Colorado is ranked 1st for labor prospects – Forbes 2013
  - Colorado ranks third in its concentration of high-tech workers – Metro Denver Economic Development Council 2013
  - Colorado, with 36.4% of its population over 25 with a bachelor's degree or higher, trails only Massachusetts for the most highly educated residents – Metro Denver Economic Development Council 2013

Reconciliation of Non-GAAP Financial Measures

Reconciliation of Non-GAAP Financial Measures ($ in thousands, share data excepted)

Tangible Book Value as of December 31, 2013	
Stockholders' Equity	$189,394
Less Intangible Assets	(6,530)
Tangible Stockholders' Equity	$182,864
Shares Outstanding	21,303,707
Book Value per common share	**$8.89**
Tangible Book Value per common share	**$8.58**

Tangible Common Equity Ratio as of December 31, 2013	
Stockholders' Equity	$189,394
Less Intangible Assets	(6,530)
Tangible Stockholders' Equity	$182,864
Total Assets	$1,911,032
Less Intangible Assets	(6,530)
Total Tangible Assets	$1,904,502
Equity Ratio – GAAP[1]	**9.91%**
Tangible Common Equity / Tangible Assets	**9.60%**

[1] Total stockholders' equity / total assets

GUARANTY BANCORP℠

Reconciliation of Non-GAAP Financial Measures ($ in thousands)

Pre-tax Operating Earnings	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13
Income before income taxes	$2,917	$278	$4,132	$4,561	$3,136	$5,571	$5,648	$6,030
Adjustments:								
Provision (credit) for loan losses	1,000	500	-	(3,500)	-	-	142	154
Expenses related to other real estate owned, net	352	461	348	3,209	334	(257)	(200)	(1,037)
Prepayment penalty on long term debt	-	-	-	-	629	-	-	-
Impairment of long-lived assets	-	2,750	-	-	-	-	-	-
Securities (gains) / losses	(622)	(342)	(746)	(817)	-	(54)	(20)	85
Pre-tax Operating Earnings	**$3,647**	**$3,647**	**$3,734**	**$3,453**	**$4,099**	**$5,260**	**$5,570**	**$5,232**

Core Noninterest Income	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13
Noninterest Income	$3,099	$2,911	$3,815	$3,766	$2,950	$3,711	$3,664	$3,474
Securities (gains)/losses	(622)	(342)	(746)	(817)	-	(54)	(20)	85
Core Noninterest Income	**$2,477**	**$2,569**	**$3,069**	**$2,949**	**$2,950**	**$3,657**	**$3,644**	**$3,559**